Penn National Gaming, Inc.

                                2,300,000 Shares*
                                  Common Stock
                                ($.01 par value)

                             Underwriting Agreement

                                                              New York, New York
                                                        _________________ , 1997

Salomon Brothers Inc
Gerard Klauer Mattison & Co., Inc.
Jefferies & Company, Inc.
   As Representatives of the several Underwriters
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

                  Penn National Gaming, Inc., a Pennsylvania corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 1,725,000 shares of Common Stock, $.01 par value, of the Company ("Common Stock"), and the persons and entities named in Schedule II hereto (the "Selling Stockholders") propose to sell to the Underwriters 575,000 shares of Common Stock (said shares to be issued and sold by the Company and shares to be sold by the Selling Stockholders collectively being hereinafter called the "Underwritten Securities"). The Company and the Selling Stockholders named in Schedule III hereto also propose to grant to the Underwriters an option to purchase up to 345,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

                  1.  Representations and Warranties.

                  (a) The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (iii) hereof.

                             (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the

--------------------
* Plus an option to purchase from Penn National Gaming, Inc. and the other persons and entities named in Schedule III hereto up to 345,000 additional shares to cover over-allotments.

         "Commission") a registration statement (file number 333-18861) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (A) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus, or (B) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (B), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                             (ii) On the Effective Date, the Registration
         Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                             (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this

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

         Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (i) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or a registration statement filed with respect to additional shares of Common Stock pursuant to Rule 462(b) (or post-effective amendment thereto) becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such registration statement (or amendment thereto) filed pursuant to Rule 462(b), respectively. The term "Registration Statement" shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424," "Rule 430A," "Regulation S-K" and "Regulation S-X" refer to such rules or regulation under the Act. "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                             (iv) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), earnings, business or properties of the Company and the Subsidiaries (as hereinafter defined), taken as a whole (a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority, qualification, license or eligibility.

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

                             (v) All the Company's subsidiaries (as defined in the Act) are set forth on Schedule IV hereto and are referred to herein individually as a "Subsidiary" and collectively as the "Subsidiaries." Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing does not have a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority, qualification, license or eligibility.

                             (vi) All the outstanding shares of capital stock of or other equity interests in each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except with respect to PNGI Charles Town Limited Liability Company ("PNGI Charles Town"), in which the Company holds an 89% membership interest, are wholly owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as described in the Prospectus; and there are no (A) existing preemptive rights under any Subsidiary's articles of incorporation or code of regulations, or other organizational documents, or applicable law or (B) similar rights that entitle or will entitle any person to acquire any shares of or other equity interests in any Subsidiary. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other subsidiary of the Company.

                             (vii) The Company's authorized, issued and outstanding capital stock is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus. All the outstanding shares of capital stock of the Company (including the shares to be sold by the Selling Stockholders) have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights and were issued and sold by the Company in compliance with all applicable Federal and state securities laws; and the Securities to be issued and sold to the Underwriters by the Company have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights. No holders of securities of the Company have preemptive or similar rights to purchase Common Stock. Except as described in or contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company. The Common Stock (including the Securities) has been approved for quotation on the Nasdaq National Market.

                             (viii) The Company has full corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been authorized by all necessary corporate action of the Company; and this Agreement has been duly executed and delivered by the Company.

                             (ix) None of the issuance, offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement by the Company or the consummation of the other transactions contemplated hereby (A) requires any consent, approval, authorization or order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, including without limitation, the Pennsylvania State Horse Racing Commission (the "Horse Racing Commission"), the Pennsylvania State Harness Racing Commission (the "Harness Commission"), the West Virginia State Racing Commission (the "West Virginia Racing Commission") and the West Virginia Lottery Commission (the "Lottery Commission") (collectively, the "Gaming Authorities") (except as described in the Prospectus with respect to any person or entity that, following completion of the offering of the Securities, is a 5% beneficial owner of the Company's Common Stock), (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation or code of regulations, or other organizational documents, of the Company or any of the Subsidiaries, (C) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any material (from the perspective of the Company and the Subsidiaries, taken as a whole) agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound, (D) violates or will violate any statute, law, regulation, Permit (as hereinafter defined) or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties or (E) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject.

                             (x) To the knowledge of the Company, after due inquiry, BDO Seidman, LLP, which has certified certain financial statements of the Company and its consolidated subsidiaries and delivered its reports with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act and the rules and regulations thereunder.


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

                             (xi) The financial statements of the Company, together with related notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply in all material respects with the requirements of the Act and present fairly in all material respects the consolidated financial position, results of operations and changes in shareholders' equity and cash flows of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is accurately presented and, to the extent such information and data is derived from the financial books and records of the Company, is prepared on a basis consistent with such financial statements and the books and records of the Company. The unaudited pro forma financial statements included in the Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Act; the pro forma adjustments have been properly applied to the historical amounts in the compilation of such pro forma statements; the assumptions described in the notes to such pro forma statements provide a reasonable basis for presenting the significant direct effects of the transactions contemplated therein; and such pro forma adjustments give appropriate effect to those adjustments, in each case, in accordance with Regulation S-X.

                             (xii) To the knowledge of the Company, after due inquiry, Robert Rossi & Co., which has certified certain financial statements of The Plains Company, a Pennsylvania corporation ("Plains Company"), and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements of Plains Company included in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act and the rules and regulations thereunder.

                             (xiii) The financial statements of Plains Company, together with related notes, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply in all material respects with the requirements of the Act and present fairly in all material respects the consolidated financial position, results of operations and changes in shareholders' equity and cash flows of Plains Company and its consolidated subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data of Plains Company set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is accurately presented and, to the extent such information and data is derived from the financial books and records of Plains Company, is prepared on a basis consistent with such financial statements and the books and records of Plains Company.


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


                             (xiv) To the knowledge of the Company, after due inquiry, Leonard J. Miller & Associates, Chartered, which has certified certain financial statements of Charles Town Racing Limited Partnership and Charles Town Races, Inc., a West Virginia limited partnership and a West Virginia corporation, respectively (collectively, "Charles Town"), delivered its report with respect to the audited combined financial statements of Charles Town included in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act and the rules and regulations thereunder.

                             (xv) The financial statements of Charles Town, together with related notes, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply in all material respects with the requirements of the Act and present fairly in all material respects the combined financial position, results of operations and changes in shareholders' equity and cash flows of Charles Town on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data of Charles Town set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is accurately presented and, to the extent such information and data is derived from the financial books and records of Charles Town, is prepared on a basis consistent with such financial statements and the books and records of Charles Town.

                             (xvi) Neither the Company nor any of the Subsidiaries is (i) in violation of its articles of incorporation or by-laws or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body (including without limitation any racing, wagering or gaming regulatory agency or body) having jurisdiction over the Company or any of the Subsidiaries, except where any such violation or violations in the aggregate would not have a Material Adverse Effect, or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as may be disclosed in the Registration Statement and the Prospectus, and there does not exist with respect to any such bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument any state of facts which constitutes an event of default, as defined in such documents, or which, with notice or lapse of time or both, would constitute such an event of default.

                             (xvii) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries or to which the Company or any of the Subsidiaries, or any of their respective properties, is

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

         subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required. There are no statutes, regulations, agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement (or to be described in any of the documents filed by the Company with the Commission pursuant to the Exchange Act that are incorporated by reference in the Prospectus (the "Exchange Act Filings") or to be filed as an exhibit to any of the Exchange Act Filings) that are not described or filed as required by the Act or the Exchange Act.

                             (xviii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated by the Commission; no order suspending the offering of the Securities in any jurisdiction designated by the Representatives pursuant to paragraph (a)(v) of Section 5 of this Agreement has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of the Company, are threatened or contemplated; and any request of the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) has been complied with to the Commission's satisfaction.

                             (xix) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), (i) neither the Company nor any of the Subsidiaries has (A) incurred any liability or obligation, direct or contingent, or entered into any transaction not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, (B) declared or paid any dividend or made any distribution on any shares of its capital stock or
         (C) redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock and (ii) there has not been any material change in the capital stock, or material increase in the short-term or long-term debt of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which could reasonably be expected to have a Material Adverse Effect.
                             (xx) The Company and its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

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

                             (xxi) On the basis of a review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

                             (xxii) Except as disclosed in the Prospectus, the Company and each Subsidiary and each officer and director of the Company and each Subsidiary have all permits, licenses, certificates, franchises and authorizations of governmental or regulatory authorities (including, without limitation, all permits, licenses, certificates, franchises and authorizations of all applicable insurance regulatory agencies or bodies and all licenses or certificates of authority necessary to conduct thoroughbred racing, harness racing, wagering on live and simulcast racing and telephone account wagering activities, to operate off-track wagering facilities and video gaming machines and to broadcast live racing) ("Permits") as are necessary to own and lease their respective properties and conduct their businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, except where the failure to have such Permits would not have a Material Adverse Effect. No such Permit contains a materially burdensome restriction that is not adequately disclosed in the Prospectus. Except as disclosed in the Prospectus, the Company and each Subsidiary have conducted, and the Company and each Subsidiary are conducting, their business in compliance with such Permits and all applicable federal, state, local and foreign laws, rules and regulations, except where the failure to conduct such business in compliance with such Permits or such laws, rules and regulations would not have a Material Adverse Effect. The Company and each Subsidiary have fulfilled and performed in all material respects all their respective obligations with respect to the Permits, neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation, modification, termination or non-renewal of any Permit, and no event has occurred which allows, or after notice or lapse of time would allow, revocation, modification, termination or non-renewal thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Prospectus and except to the extent any such revocation or termination would not have a Material Adverse Effect.

                             (xxiii) The Company has no reason to believe that any of the Gaming Authorities is considering modifying, suspending, revoking or not granting renewal of any of the Permits, and, to its knowledge, neither the Gaming Authorities nor any other governmental agency is investigating the Company or any of its Subsidiaries or related parties or any director or executive officer of the Company or any of its Subsidiaries, other than in ordinary course administrative reviews. Except as disclosed in the Prospectus, to the best knowledge of the Company, no change in any laws or regulations is pending which could reasonably be expected to be adopted and if adopted, could reasonably be expected to have, individually or in the aggregate with all such changes, a Material Adverse Effect.

                             (xxiv) In the case of the Company, since January 1, 1991, and in the case of each Subsidiary, since the date of its acquisition, the Company and each of its Subsidiaries have filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file with any regulatory commission, agency or authority, except where the failure to file such report, registrations or statements would not have a Material Adverse Effect. As of their respective dates, such reports, registrations and statements complied in all material respects with all of the rules and regulations promulgated by the applicable commission, agency or authority. The Company and its Subsidiaries maintain their books and records in accordance in all material respects with all applicable laws, rules and regulations.

                             (xxv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
         (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                             (xxvi) None of the Company, any of the Subsidiaries or, to the Company's knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                             (xxvii) The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, any Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act, it being understood that materials consistent with the Company's historical practices with respect to responses to investor relations inquiries that are transmitted pursuant to unsolicited requests do not constitute "offering materials." Neither the Company nor any of its Subsidiaries has taken, nor will it take, directly or indirectly, any action designed to or which reasonably might be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Securities.

                             (xxviii) No holder of any security of the Company has the right (other than a right which has been waived in writing) to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder.

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


                 (b) Each Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

                             (i) Such Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities and claims whatsoever. Upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stockholder will convey good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever, including, without limitation, any restrictions on transfer.

                             (ii) Such Selling Stockholder has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of, and the performance by such Selling Stockholder of its obligations under, this Agreement have been duly and validly authorized by such Selling Stockholder; and this Agreement has been duly executed and delivered by such Selling Stockholder.

                             (iii) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Securities by such Selling Stockholder pursuant hereto is not prompted by any material information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

                             (iv) Certificates in negotiable form for such Selling Stockholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement duly authorized, executed and delivered by such Selling Stockholder, in the form heretofore furnished to you (the "Custody Agreement"), with Continental Stock Transfer & Trust Company of New York, New York, as Custodian (the "Custodian"); the Securities represented by the certificates so held in custody for each Selling Stockholder are subject to the interests hereunder of the Underwriters, the Company and the other Selling Stockholders; the arrangements for custody and delivery of such certificates, made by such Selling Stockholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Stockholder, or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

                             (v) None of the sale and delivery of the Securities to be sold by such Stockholder, the execution and delivery of this Agreement or the Custody Agreement by or on behalf of such Selling

         Stockholder or the consummation of the transactions herein or therein contemplated by or on behalf of such Selling Stockholder (i) requires any consent, approval, authorization or order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act) or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is or may be bound or to which any such Selling Stockholder's property or assets is subject, or any statute, law, rule regulation, ruling, judgment, injunction, order or decree applicable to such Selling Stockholder or to any property or assets of such Selling Stockholder.

                             (vi) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and has not effected any sales of shares of Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.

                             (vii) Such Selling Stockholder has not since the filing of the Registration Statement (i) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, the Common Stock or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except in each case for the sale of the Securities by such Selling Stockholder under this Agreement).

In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Selling Stockholder specifically for use in connection with the preparation thereof, such Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (a)(ii) of this Section.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Stockholders (collectively, the "Sellers" and individually a "Seller") agree, severally and not jointly, to sell to each Underwriter the amount of the Securities set forth opposite each Seller's name in Schedule II hereto, and each Underwriter agrees, severally and not jointly, to purchase from the Sellers, at a purchase price of $_____ per share, the amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto. The amount of Securities to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total amount of Securities to be purchased by such Underwriter as the total amount of Securities to be sold by each Seller bears to the total amount of Securities to be sold pursuant hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Stockholders named in Schedule III hereto hereby grant, severally and not jointly, an option to the several Underwriters to purchase, severally and not jointly, up to 345,000 shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company and such Selling Stockholders setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by the Company and such Selling Stockholders, and payment therefor to the Company and such Selling Stockholders, shall be made as provided in Section 3 hereof. The maximum number of shares of the Option Securities to be sold by the Company and each of such Selling Stockholders is set forth in Schedule III hereto. In the event that the Underwriters exercise less than their full over-allotment option, the number of shares of the Option Securities to be sold by each party listed on Schedule III shall be, as nearly as practicable, in the same proportion to each other as are the number of shares of the Option Securities listed opposite their respective names on said Schedule
III. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Securities (and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the business day prior to the Closing Date)) shall be made at 10:00 AM, New York City time, on ________________, 1997, or such later date (not later than ______________, 1997)
as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Stockholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Underwritten Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and each of the Selling Stockholders to or upon the order of the Company and the Selling Stockholders by wire transfer in immediately available funds. Delivery of the Securities shall be made through the facilities of the Depository Trust Company, and payment for the Securities shall be made at the office of Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than one full business day in advance of the Closing Date.

                  Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder, and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

                  If the option provided for in Section 2(b) hereof is exercised after the first full business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representatives, at Seven World Trade Center, New York, New York, on the date specified by the Representatives (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Company and the Selling Stockholders identified in Schedule III by wire transfer in immediately available funds. If settlement for the Option Securities occurs after the Closing Date, the Company and such Selling Stockholders will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  5. Agreements. (a) The Company agrees with the several Underwriters that:

                             (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                             (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of subparagraph
         (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

                             (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                             (iv) The Company will furnish to the
         Representatives and counsel for the Underwriters, without charge, copies of the manually executed signature pages to the Registration Statement, it being understood that the originals of such pages will be retained in the Company's files as required by the rules of the Commission and copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto). The Company will furnish to the Underwriters not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time, on such date or (B) 6:00 PM, New York City time, on the business day following the date on which the public offering price was determined, if such determination occurred after 10:00 AM, New York City time, on such date, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request for purposes of confirming sales of Securities to be delivered on the Closing Date; further, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                             (v) The Company will cooperate with the
         Representatives in arranging the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and in maintaining such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required to file a general consent to service of process or be required to qualify as a foreign corporation in any jurisdiction. The Company will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

                             (vi) The Company will not, for a period of 120 days following the Execution Time, without the prior written consent of the Representatives, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the Company or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

                  (b) Each Selling Stockholder agrees with the several Underwriters that such Selling Shareholder will not during the period of 120 days following the Execution Time, without the prior written consent of the Representatives, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (whether such shares or any such securities are now owned by such Selling Stockholder or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that such Selling Stockholder may dispose of shares of Common Stock as bona fide gifts. In addition, each Selling Stockholder agrees that, without the prior written consent of the Representatives, such Selling Stockholder will not, during the period of 120 days following the Execution Time, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to the applicable paragraph of Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion of Morgan, Lewis & Bockius LLP, counsel for the Company, dated the Closing Date, to the effect that:

                             (i) the Company is a corporation validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the Company has informed such counsel that the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect;

                             (ii) each Subsidiary is a corporation, partnership or limited liability company, as the case may be, validly existing and in good standing in the jurisdiction of its organization, with the requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the Company has informed such counsel that the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing does not have a Material Adverse Effect;

                             (iii) all the outstanding shares of capital stock of or other equity interests in each of the Subsidiaries have been authorized by all necessary action of the Subsidiaries and validly issued, are fully paid and nonassessable and, except with respect to PNGI Charles Town, in which the Company holds an 89% membership interest, are wholly owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, free and clear of any other lien, adverse claim, security interest, equity or other encumbrance, except in each case as described in the Prospectus; and there are no (A) existing preemptive rights under any Subsidiary's articles of incorporation or code of regulations, or other organizational documents, or applicable law or (B) to the knowledge of such counsel, other rights that entitle or will entitle any person to acquire any shares of or other equity interests in any Subsidiary;

                             (iv) the Company's authorized, issued and outstanding capital stock is as set forth under the caption "Capitalization" in the Prospectus; the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof in the Registration Statement and the Prospectus; all the outstanding shares of capital stock of the Company (including the shares to be sold by the Selling Stockholders) have been authorized by all necessary corporate action of the Company and validly issued, are fully paid and nonassessable and are free of any (A) preemptive rights under the Company's Articles of Incorporation or applicable law or (B) to the knowledge of such counsel, other rights that entitle any person to acquire any Securities upon the issuance thereof by the Company; the Securities to be issued and sold to the Underwriters by the Company have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any (1) preemptive rights under the Company's Articles of Incorporation or applicable law or (2) to the knowledge of such counsel, other rights that entitle any person to acquire any Securities upon the issuance thereof by the Company; no holders of securities of the Company have (x) preemptive rights under the Company's Articles of Incorporation or applicable law or (y) to the knowledge of such counsel, other rights to acquire any Securities upon the issuance thereof by the Company; to the knowledge of such counsel, except as described in or contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company; and the Common Stock (including the Securities) has been approved for quotation on the Nasdaq National Market;

                             (v) the form of certificates for the Securities complies as to form to the requirements of Pennsylvania law;

                             (vi) the Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been authorized by all necessary corporate action of the Company; and this Agreement has been duly executed and delivered by the Company;

                             (vii) to the knowledge of such counsel, there are no legal or governmental proceedings pending or, based solely on such counsel's inquiry of management of the Company, threatened against the Company or any of the Subsidiaries or to which the Company or any of the Subsidiaries, or any of their respective properties, is subject, that are required to be described in the Registration Statement or the Prospectus (or any Exchange Act Filing) but are not described as required; to the knowledge of such counsel, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any Exchange Act Filing) or to be filed as an exhibit to the Registration Statement (or any Exchange Act Filing) that are not described or filed as required by the Act;

                             (viii) based upon the inquiry by such counsel of the Commission's staff, the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, based upon the inquiry by such counsel of the Commission's staff, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

                             (ix) no consent, approval, authorization or order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required for the issuance, offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act, such as may be required under the gaming, racing, wagering and/or lottery laws of Pennsylvania, West Virginia or the United States, as to which such counsel need express no opinion, and such other approvals (specified in such opinion) as have been obtained;

                             (x) neither the issue and sale of the Securities nor the consummation of any of the other transactions contemplated hereby will result in a breach of or constitute a default under (A) the Certificate of Incorporation or By-Laws of the Company, (B) the terms of any agreement or instrument filed as an exhibit to the Registration Statement (or to any Exchange Act Filing) to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound or (C) any judgment, order or decree of any court, governmental, regulatory or administrative body or agency or arbitrator having jurisdiction over the Company or any Subsidiary, which judgment, order or decree is known to such counsel to be applicable to the Company or any Subsidiary;

                             (xi) to the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

In rendering such opinion, such counsel may (A) rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials and (B) state that they express no opinion with respect to the laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware and the federal laws of the United States. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  In addition, such counsel shall indicate that it has participated in conferences with the Representatives, officers and representatives of the Company and representatives of the independent certified public accountants of the Company and certain of the Subsidiaries, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, no facts have come to such counsel's attention which cause such counsel to believe that the Registration Statement at the Effective Date and the Closing Date and any settlement date for the Option Securities contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, if applicable, on the Execution Date and on the Closing Date and any settlement date for the Option Securities, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such counsel need not express any comment with respect to the financial statements, the notes thereto, the related schedules or any other financial or statistical information contained in the Registration Statement or the Prospectus or incorporated by reference therein.

                  (c) The Company shall have furnished to the Representatives the opinion of Mesirov Gelman Jaffe Cramer & Jamieson, counsel for the Company, dated the Closing Date, to the effect that:

                             (i) Mountainview Thoroughbred Racing Association ("Mountainview") and Pennsylvania National Turf Club ("PNTC") each holds a valid and existing license (the "Thoroughbred Licenses") under the Pennsylvania Industry Race Horse Reform Act (the "Race Horse Act") to conduct thoroughbred horse racing with pari-mutuel wagering in the manner described in the Prospectus; Pocono Downs, Inc. holds a valid and existing license (the "Harness License" and, together with the Thoroughbred Licenses, the "Licenses") under the Race Horse Act to conduct harness racing with pari-mutuel wagering in the manner described in the Prospectus; the Horse Racing Commission and the Harness Commission approved, respectively, four and two non-primary locations in the Commonwealth of Pennsylvania at which the Company (or a Subsidiary thereof) is authorized to conduct pari-mutuel wagering in the manner described in the Prospectus, and such approvals are in full force and effect; the direct and indirect ownership by the Company, as currently owned, of the capital stock of the entities holding the Licenses does not violate the Race Horse Act; to such counsel's knowledge, none of the Gaming Authorities in Pennsylvania is considering modifying, suspending, revoking or not granting renewal of any of the Licenses, and, to such counsel's knowledge, neither of such Gaming Authorities nor any other governmental agency is investigating the Company or any of its Subsidiaries or related parties or any director or executive officer of the Company or any of its Subsidiaries other than in ordinary course administrative reviews; and except as disclosed in the Prospectus, to the knowledge of such counsel, no change in any laws or regulations is pending which could reasonably be expected to be adopted and if adopted, could reasonably be expected to materially limit the operations currently conducted by the Company or which, individually or in the aggregate with all such changes, would have a Material Adverse Effect;

                             (ii) The Underwriters are not required to be licensed or approved by the Harness Commission or the Horse Racing Commission as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby;

                             (iii) to the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries or to which the Company or any of the Subsidiaries, or any of their respective properties, is subject, that are required to be described in the Registration Statement or the Prospectus (or any Exchange Act Filing) but are not described as required; to the knowledge of such counsel, there are no statutes, regulations, agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any Exchange Act Filing) or to be filed as an exhibit to the Registration Statement (or any Exchange Act Filing) that are not described or filed as required by the Act; the statements in the Prospectus under the headings "Risk Factors - Future Development of Charles Town Facility," "Risk Factors - Regulation and Taxation," "Business - Racing and Wagering Operations - Live Racing," "Business - Purses; Agreements with Horsemen," "Business - Regulation and Taxation" and "Business - Legal Proceedings," insofar as such statements purport to summarize certain provisions of the requirements under the Pennsylvania State Racing Act and any other laws or regulation of the Commonwealth of Pennsylvania, or certain agreements or legal proceedings to which the Company or any of the Subsidiaries is a party, fairly summarize the matters therein described; and the conduct of the business of the Company and the Subsidiaries is not subject to any material racing, wagering or gaming law or regulation that is not described in the Prospectus under "Business - Regulation and Taxation";

                             (iv) such counsel has no knowledge that at the Effective Date the Registration Statement includes any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                             (v) no consent, approval, authorization or order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official under the gaming, racing, wagering and/or lottery laws of Pennsylvania is required for the issuance, offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act and such other approvals (specified in such opinion) as have been obtained; and

                             (vi) neither the issue and sale of the Securities nor the consummation of any of the other transactions contemplated hereby will result in a breach of or constitute a default under (A) the Certificate of Incorporation or By-Laws of the Company, (B) the terms of any agreement or instrument filed as an exhibit to the Registration Statement (or to any Exchange Act Filing) to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound or (C) any judgment, order or decree of any court, governmental, regulatory or administrative body or agency or arbitrator having jurisdiction over the Company or any Subsidiary, which judgment, order or decree is known to such counsel to be applicable to the Company or any Subsidiary.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) The Company shall have furnished to the Representatives the opinion of Hamb & Poffenbarger, West Virginia counsel for the Company, dated the Closing Date, to the effect that:

                             (i) each of Penn National Gaming of West Virginia, Inc. and PNGI Charles Town (together, the "West Virginia Subsidiaries") is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing does not have a Material Adverse Effect;

                             (ii) all the outstanding shares of capital stock of each of the West Virginia Subsidiaries have been duly authorized and validly issued, fully paid and nonassessable, and are wholly owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, free and clear of any other lien, adverse claim, security interest, equity or other encumbrance, except in each case as described in the Prospectus; and there are no (A) existing preemptive rights under any West Virginia Subsidiary's articles of incorporation or code of regulations, or other organizational documents, or applicable law or (B) similar rights that entitle or will entitle any person to acquire any shares of any West Virginia Subsidiary;

                             (iii) PNGI Charles Town holds a valid and existing license (the "West Virginia License") under the West Virginia Racing Act to conduct thoroughbred horse racing with pari-mutuel wagering in the manner described in the Prospectus; PNGI Charles Town has applied for a license under the West Virginia Racetrack Video Lottery Act to operate video gaming machines in the manner described in the Prospectus; such counsel has no reason to believe that any of the Gaming Authorities in West Virginia is considering modifying, suspending, revoking or not granting renewal of the West Virginia License, and, to such counsel's knowledge, neither of such Gaming Authorities nor any other governmental agency is investigating the Company or any of its Subsidiaries or related parties or any director or executive officer of the Company or any of its Subsidiaries; and except as disclosed in the Prospectus, to the best knowledge of such counsel, no change in any laws or regulations is pending which could reasonably be expected to be adopted and if adopted, could reasonably be expected to have, individually or in the aggregate with all such changes, a Material Adverse Effect;

                             (iv) The Underwriters are not required to be licensed or approved by the West Virginia Racing Commission or the Lottery Commission as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby;

                             (v) to the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Company or any of the West Virginia Subsidiaries or to which the Company or any of the West Virginia Subsidiaries, or any of their respective properties, is subject, that are required to be described in the Registration Statement or the Prospectus (or any Exchange Act Filing) but are not described as required; there are no statutes or regulations of the State of West Virginia or agreements, contracts, indentures, leases or other instruments to which any of the West Virginia Subsidiaries is a party that are required to be described in the Registration Statement or the Prospectus (or any Exchange Act Filing) or to be filed as an exhibit to the Registration Statement (or any Exchange Act Filing) that are not described or filed as required by the Act; the statements in the Prospectus under the headings "Risk Factors - Future Development of Charles Town Facility," "Risk Factors - Regulation and Taxation," "Business - Racing and Wagering Operations - Live Racing," "Business - Regulation and Taxation" and "Business - Legal Proceedings," insofar as such statements purport to summarize certain provisions of the requirements under the West Virginia Racing Act, the West Virginia Racetrack Video Lottery Act and any other laws or regulation of the State of West Virginia, or certain agreements or legal proceedings to which the Company or any of the West Virginia Subsidiaries is a party, fairly summarize the matters therein described; and the conduct of the business of the Company and the Subsidiaries is not subject to any material racing, wagering or gaming law or regulation of the State of West Virginia that is not described in the Prospectus under "Business Regulation and Taxation";

                             (vi) no consent, approval, authorization or order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official of the State of West Virginia is required for the issuance, offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such approvals (specified in such opinion) as have been obtained;

                             (vii) none of the issuance, offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement by the Company or the consummation of the other transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation or code of regulations, or other organizational documents, of the West Virginia Subsidiaries, (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any agreement, indenture, lease or other instrument to which the Company or any of the West Virginia Subsidiaries is a party or by which any of them or any of their respective properties may be bound and that is an exhibit to the Registration Statement (or any Exchange Act Filing) or known to such counsel, (C) violates or will violate any existing statute, law, regulation, Permit or filing or judgment, injunction, order or decree in each case known to such counsel and applicable to the Company or any of the West Virginia Subsidiaries or any of their respective properties or (D) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the West Virginia Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject and that is an exhibit to the Registration Statement (or any Exchange Act Filing) or known to such counsel; and

                             (viii) neither the Company nor any of the West Virginia Subsidiaries is (i) in violation of its articles of incorporation or by-laws or other organizational documents or (ii) to the knowledge of such counsel, after due inquiry, in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the West Virginia Subsidiaries is a party or by which any of them or any of their respective properties may be bound that is an exhibit to the Registration Statement (or any Exchange Act Filing) or known to such counsel, except in each case as may be disclosed in the Registration Statement and the Prospectus.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of West Virginia or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

                  (e) The Selling Stockholders shall have furnished to the Representatives the opinion of Mesirov Gelman Jaffe Cramer & Jamieson, counsel for the Selling Stockholders, dated the Closing Date, to the effect that:

                             (i) each of this Agreement, the Custody Agreement and the Power-of-Attorney has been duly authorized, executed and delivered by the Selling Stockholders, the Custody Agreement is valid and binding on the Selling Stockholders and each Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Securities being sold by such Selling Stockholder hereunder;

                             (ii) the delivery by each Selling Stockholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Stockholder against payment therefor as provided herein, will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever;

                             (iii) no consent, approval, authorization or order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required for the sale or delivery of the Securities to be sold by the Selling Stockholders, the execution, delivery or performance of this Agreement by the Selling Stockholders or the consummation by any Selling Stockholder of the transactions contemplated hereby, except such as have been obtained under the Act and such other approvals (specified in such opinion) as have been obtained; and

                             (iv) neither the sale of the Securities being sold by any Selling Stockholder nor the consummation of any other of the transactions herein contemplated by any Selling Stockholder or the fulfillment of the terms hereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under the charter, by-laws or trust agreement of the Selling Stockholder, if applicable, or any law, or the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling Stockholder is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholders (and/or its responsible officers, if any) and public officials.

                  (f) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company in their capacities as such officers, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                             (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                             (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                             (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (h) Each Selling Stockholder shall have furnished to the Representatives a certificate, signed by such Selling Stockholder, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

                  (i) At the Execution Time and at the Closing Date, BDO Seidman, LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                             (i) in their opinion the audited financial statements and financial statement schedules of the Company and its consolidated subsidiaries and pro forma financial statements included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

                             (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information as indicated in their reports incorporated in the Registration Statement and the Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and Audit and Compensation committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                                 (1) any unaudited financial statements included
                  or incorporated in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus; or

                                 (2) with respect to the period subsequent to
                  September 30, 1996, there were any changes, at a specified date not more than three business days prior to the date of the letter, in the long-term debt and capital lease obligations, net of current maturities, of the Company and its subsidiaries or capital stock of the Company or decreases in the total shareholders' equity of the Company as compared with the amounts shown on the September 30, 1996 consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from October 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in pari-mutuel revenues, total revenues or income before income taxes and extraordinary items or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                             (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Prospectus Summary," "Risk Factors," "Capitalization," "Pro Forma Consolidated Financial Statements," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and "Description of Capital Stock" in the Prospectus, the information included or incorporated in Items 1, 2, 6, 7, 11 and 13 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, and the information included or incorporated in the Company's Current Report on Form 8-K dated February __, 1997, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation;

                             (iv) on the basis of a reading of the unaudited pro forma financial statements included or incorporated in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company, Plains Company, Charles Town Racing Limited Partnership and Charles Town Races, Inc. who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements;

                             (v) on the basis of a reading of the unaudited financial statements of Plains Company and its subsidiaries as of November 27, 1996 reviewed by Rossi & Co. and the latest unaudited financial statements made available by Plains Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors of Plains Company; and inquiries of certain officials of Plains Company who have responsibility for financial and accounting matters of Plains Company and its subsidiaries as to transactions and events subsequent to November 27, 1996, nothing came to their attention which caused them to believe that:

                                 (1) with respect to the period subsequent to
                  November 27, 1996, there were any changes, at a specified date not more than three business days prior to the date of the letter, in the long-term liabilities, net of current portion, of Plains Company and its subsidiaries or capital stock of Plains Company or decreases in the total shareholders' equity of Plains Company as compared with the amounts shown on the November 27, 1996 consolidated balance sheet of Plains Company attached to such letter, or for the period from October 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in pari-mutuel commissions and brokerage, net, total operating income or income before provision for income taxes or in net income of Plains Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                             (vii) they have performed certain other specified procedures with respect to the audited and unaudited financial statements and financial statement schedules of Plains Company included or incorporated in the Registration Statement and the Prospectus, the unaudited financial statements of Pocono Downs, Inc. and its subsidiaries and the audited and unaudited financial statements and financial statement schedules of Charles Town Racing Limited Partnership and Charles Town Races, Inc. included or incorporated in the Registration Statement and the Prospectus for the purpose of (A) determining whether such financial statements have been prepared in accordance with generally accepted accounting principles and the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder and, if audited, audited in accordance with generally accepted auditing standards and
         (B) identifying any assets or liabilities not recorded or disclosed on certain of such financial statements.

                  References to the Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

                  (j) At the Execution Time and at the Closing Date, Robert Rossi & Co. shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to Plains Company and its subsidiaries under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings thereunder and stating in effect that:

                             (i) in their opinion the audited financial statements of Plains Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of generally accepted accounting principles;

                             (ii) on the basis of a reading of the latest unaudited financial statements made available by Plains Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors of Plains Company; and inquiries of certain officials of Plains Company who have responsibility for financial and accounting matters of Plains Company and its subsidiaries as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                                 (1) any unaudited financial statements included
                  in the Registration Statement and the Prospectus are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus;

                                 (2) the unaudited financial statements of
                  Plains Company and its consolidated subsidiaries as of the period ended November 27, 1996 attached to such letter are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; or

                                 (3) with respect to the period from September
                  30, 1996 to November 27, 1996, there were any changes in the long-term liabilities, net of current portion, of Plains Company and its subsidiaries or capital stock of Plains Company or decreases in the total shareholders' equity of Plains Company as compared with the amounts shown on the September 30, 1996 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from October 1, 1996 to October 31, 1996 there were any decreases, as compared with the corresponding period in the preceding year in pari-mutuel commissions and brokerage, net, total operating income or income before provision for income taxes or in net income of Plains Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                             (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Plains Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Prospectus Summary," "Risk Factors," "Capitalization," "Pro Forma Consolidated Financial Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in the Prospectus, and the information included or incorporated in the Company's Current Report on Form 8-K dated February __, 1997, incorporated in the Registration Statement and the

         Prospectus, agrees with the accounting records of Plains Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Prospectus in this paragraph (j) include any supplement thereto at the date of the letter.

                  (k) At the Execution Time and at the Closing Date, Leonard Miller & Associates shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                             (i) in their opinion the audited combined financial statements of Charles Town included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

                             (ii) on the basis of a reading of the latest unaudited financial statements made available by Charles Town; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors committees of Charles Town; and inquiries of certain officials of Charles Town who have responsibility for financial and accounting matters of Charles Town as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                                 (1) any unaudited financial statements included
                  in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; or

                                 (2) with respect to the period subsequent to
                  September 30, 1996, there were any changes, at a specified date not more than three business days prior to the date of the letter, in notes payable - partners and long-term debt, less current portion, of Charles Town or capital stock of Charles Town or decreases in the total equity of Charles Town as compared with the amounts shown on the September 30, 1996 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from October 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in pari-mutuel revenues, total revenues or income before income taxes and extraordinary items or in net income of Charles Town and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                             (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Charles Town and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Prospectus Summary," "Risk Factors," "Capitalization," "Pro Forma Consolidated Financial Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in the Prospectus, and the information included or incorporated in the Company's Current Report on Form 8-K dated February __, 1997, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of Charles Town and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Prospectus in this paragraph (k) include any supplement thereto at the date of the letter.

                  (l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (i), (j) or (k) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (m) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company and the other persons listed in
Schedule V addressed to the Representatives, in which each such person agrees not to (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by such person or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, for a period of 120 days following the Execution Time without the prior written consent of the Representatives, other than shares of Common Stock disposed of as bona fide gifts.

                  (n) Prior to the Closing Date, the Company and each Selling Stockholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Stockholder in writing or by telephone or telegraph confirmed in writing.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Stockholder shall reimburse the Company on demand for all amounts so paid.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Selling Stockholder severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act and each other Selling Stockholder to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in the preparation of the documents referred to in the foregoing indemnity. In no event, however, shall the liability of a Selling Stockholder for indemnification under this Section 8(b) exceed the proceeds (net of underwriting discounts and commissions) from the Securities sold by such Selling Stockholder in this offering. This indemnity agreement will be in addition to any liability which any Selling Stockholder may otherwise have.

                  (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Stockholder, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Stockholder acknowledge that the statements set forth in the last paragraph of the cover page and the third paragraph under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and the Representatives, in their capacities as such, confirm that such statements are correct.

                  (d) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (e) In the event that the indemnity provided in paragraph (a),
(b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholders and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Stockholders and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder; provided, further, that no Selling Stockholder shall be required to contribute any amount in excess of the proceeds (net of underwriting discounts and commissions) from the Securities sold by such Selling Stockholder in this offering. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholders and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Selling Stockholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Stockholders or the Underwriters. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and provisions of this paragraph (e).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on such Exchange or Market System, (ii) a banking moratorium shall have been declared either by federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 825 Berkshire Boulevard, Suite 203, Wyomissing, Pennsylvania, 19610, attention of its Chairman; or if sent to the Selling Stockholders, will be mailed, delivered or telegraphed and confirmed to them at the addresses set forth in Schedule II hereto.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholders and the several Underwriters.

                                         Very truly yours,

                                         Penn National Gaming, Inc.



                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                         Carlino Family Trust



                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                         --------------------------------------
                                         Peter M. Carlino


                                         Carlino Financial Corporation



                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                         --------------------------------------
                                         David A. Handler

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc
Gerard Klauer Mattison & Co., Inc.
Jefferies & Company, Inc.

By:  Salomon Brothers Inc


By:
   ------------------------------------
   Name:
   Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                                                                                   Number of Shares
                                                                                    of Securities
Underwriters                                                                       to be Purchased
------------                                                                       ----------------
Salomon Brothers Inc ........................................................
Gerard Klauer Mattison & Co., Inc. ..........................................
Jefferies & Company, Inc. ...................................................




                                                                                       ---------
         Total ..............................................................          2,300,000
                                                                                       =========

                                   SCHEDULE II


                                                                                   Number of Shares of
Selling Stockholders                                                              Securities to be Sold
--------------------                                                              ---------------------

Carlino Family Trust ........................................................            255,000
   c/o Penn National Gaming, Inc.
   825 Berkshire Boulevard, Suite 203
   Wyomissing, Pennsylvania  19610

Peter M. Carlino.............................................................            200,000
   c/o Penn National Gaming, Inc.
   825 Berkshire Boulevard, Suite 203
   Wyomissing, Pennsylvania  19610

Carlino Financial Corporation................................................             95,000
   c/o Penn National Gaming, Inc.
   825 Berkshire Boulevard, Suite 203
   Wyomissing, Pennsylvania  19610

David A. Handler.............................................................             25,000
   c/o Penn National Gaming, Inc.
   825 Berkshire Boulevard, Suite 203
   Wyomissing, Pennsylvania  19610                                                       -------

         Total ..............................................................            575,000
                                                                                         =======

                                  SCHEDULE III

                                                                                          Maximum Number
                                                                                       of Shares of Option
Name                                                                                  Securities to be Sold
----                                                                                  ---------------------
Penn National Gaming, Inc. ...................................................              258,750
Carlino Family Trust .........................................................               40,000
Peter M. Carlino..............................................................               31,350
Carlino Financial Corporation.................................................               14,900
                                                                                            -------
         Total ...............................................................              345,000
                                                                                            =======

                                   SCHEDULE IV

Mountainview Thoroughbred Racing Association
Pennsylvania National Turf Club, Inc.
Penn National Speedway, Inc.
Sterling Aviation, Inc.
Penn National Holding Company

Penn National Gaming of Indiana, Inc.
PNGI Pocono, Inc.
Plains Company
Pocono Downs, Inc.
The Downs Off-Track Wagering, Inc.
Northeast Concessions, Inc.
Audio Video Concepts, Inc.
Mill Creek Land, Inc.
Backside, Inc.
Peach Street Ltd. Partnership
Lehigh Off-Track Wagering, L.P.

Penn National Gaming of West Virginia, Inc.
PNGI Charles Town Gaming Limited Liability Company

                                   SCHEDULE V

Peter M. Carlino
William J. Bork
Robert S. Ippolito
Philip T. O'Hara, Jr.

Harold Cramer
Robert P. Levy
John M. Jacquemin

Peter D. Carlino
David E. Carlino
Richard J. Carlino
Susan F. Harrington
Anne Irwin
Robert Carlino
Stephen Carlino
Rosina Gilbert

                                                                      EXHIBIT A

               [Letterhead of officer, director or shareholder of
                           Penn National Gaming, Inc.]

                           Penn National Gaming, Inc.
                         Public Offering of Common Stock

                                                                         , 1997

Salomon Brothers Inc
Gerard Klauer Mattison & Co., Inc.
Jefferies & Company, Inc.
   As Representatives of the several Underwriters
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among Penn National Gaming, Inc., a Pennsylvania corporation (the "Company"), certain Selling Stockholders named therein and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $.01 par value (the "Common Stock"), of the Company.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned agrees not to (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, for a period of 120 days following the day on which the Underwriting Agreement is executed without your prior written consent, other than shares of Common Stock disposed of as bona fide gifts. In addition, the undersigned agrees that, without the prior written consent of the Representatives, the undersigned will not, during the period of 120 days following the Execution Time, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                         Yours very truly,

                                         [Signature of officer,
                                         director or shareholder]

                                         [Name and address of
                                         officer, director or shareholder]